Dreyfus Institutional Preferred Plus Money Market Fund
Summary Prospectus August 1, 2016

Before you invest, you may want to review the fund's prospectus, which contains more information about the fund and its risks. You can find the fund's prospectus and other information about the fund, including the statement of additional information and most recent reports to shareholders, online at www.dreyfus.com/funddocuments. You can also get this information at no cost by calling 1-800-DREYFUS (inside the U.S. only) or by sending an e-mail request to info@dreyfus.com. The fund's prospectus and statement of additional information, dated August 1, 2016 (each as revised or supplemented), are incorporated by reference into this summary prospectus.

Investment Objective

The fund seeks as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.10
Other expenses*	0.00
Total annual fund operating expenses	0.10

* The fund's investment adviser, The Dreyfus Corporation, has agreed in its management agreement with the fund to: (1) pay all of the fund's expenses, except management fees, fees pursuant to any distribution or shareholder services plan adopted by the fund and certain other expenses, including the fees and expenses of the non-interested board members and independent counsel to the fund and to the non-interested board members, and (2) reduce its fees pursuant to the management agreement in an amount equal to the fund's allocable portion of the fees and expenses of the non-interested board members and independent counsel to the fund and to the non-interested board member, (in the amount of less than .01% for the past fiscal year of the fund). These provisions in the management agreement may not be amended without the approval of the fund's shareholders.

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$10	$32	$56	$128
Principal Investment Strategy

As a money market fund, the fund is subject to the maturity, quality, liquidity and diversification requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended, which are designed to help money market funds maintain a stable share price of $1.00. To pursue its goal, the fund normally invests in a diversified portfolio of high quality, short-term, dollar-denominated debt securities, including: securities issued or guaranteed as to principal and interest by the U.S. government or its agencies or instrumentalities; certificates of deposit, time deposits, bankers' acceptances and other short-term securities issued by domestic or

0286SP0816

foreign banks or thrifts or their subsidiaries or branches; repurchase agreements, including tri-party repurchase agreements; asset-backed securities; municipal securities; domestic and foreign commercial paper and other short-term corporate obligations, including those with floating or variable rates of interest; and dollar-denominated obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions or agencies. Normally, the fund invests at least 25% of its assets in domestic or dollar-denominated foreign bank obligations.

Principal Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Investors could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. Neither The Dreyfus Corporation nor its affiliates have a legal obligation to provide financial support to the fund, and you should not expect that The Dreyfus Corporation or its affiliates will provide financial support to the fund at any time. The fund's yield will fluctuate as the short-term securities in its portfolio mature or are sold and the proceeds are reinvested in securities with different interest rates. The following are the principal risks that could reduce the fund's income level and/or share price:

• Interest rate risk. This risk refers to the decline in the prices of fixed-income securities that may accompany a rise in the overall level of interest rates. A sharp and unexpected rise in interest rates could cause a money market fund's share price to drop below a dollar. A low interest rate environment may prevent the fund from providing a positive yield or paying fund expenses out of fund assets and could impair the fund's ability to maintain a stable net asset value.

• Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities in a timely manner at or near their perceived value. In such a market, the value of such securities may fall dramatically, potentially impairing the fund's ability to maintain a stable net asset value, even during periods of declining interest rates.

• Regulatory risk. The Securities and Exchange Commission has adopted amendments to the rules governing money market funds that may change the way that the fund, and similar money market funds, operate. Under the amended rules, as of October 14, 2016, the share price of money market funds that will be designated as "institutional prime" or "institutional municipal" type money funds would fluctuate and, as a result, shares of those funds when sold may be worth more or less than their original purchase price. In addition, as of October 14, 2016, all prime and all municipal money market funds become subject to a regime of liquidity fees imposed upon the sale of their shares or the temporary suspension of redemptions, in each case triggered (and subject to board determination) by the percentage of a fund's Weekly Liquid Assets falling below certain minimums as defined in amended Rule 2a-7. The amendments impose additional regulatory and reporting requirements on all money market funds, which generally are expected to be implemented by the funds by April 14, 2016. As a result of the amendments, additional expenses may be incurred by the fund.

• Credit risk. Failure of an issuer of a security to make timely interest or principal payments when due, or a decline or perception of a decline in the credit quality of a security, can cause the security's price to fall. Although the fund invests only in high quality debt securities, the credit quality and prices of the securities held by the fund can change rapidly in certain market environments, and the default or a significant price decline of a single holding could impair the fund's ability to maintain a stable net asset value.

• Banking industry risk. The risks generally associated with concentrating investments in the banking industry include interest rate risk, credit risk, and regulatory developments relating to the banking industry.

• Foreign investment risk. To the extent the fund invests in foreign securities, the fund's performance will be influenced by political, social and economic factors affecting investments in foreign issuers. Special risks associated with investments in foreign issuers include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political and economic instability and differing auditing and legal standards. Investments denominated in foreign currencies are subject to the risk that such currencies will decline in value relative to the U.S. dollar and affect the value of these investments held by the fund.

• Government securities risk. Not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. Some obligations are backed only by the credit of the issuing agency or instrumentality, and in some cases there may be some risk of default by the issuer. Any guarantee by the U.S. government or its agencies or instrumentalities of a security held by the fund does not apply to the market value of such security or to shares of the fund itself. A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity.

Dreyfus Institutional Preferred Plus Money Market Fund Summary	2

• Repurchase agreement counterparty risk. The fund is subject to the risk that a counterparty in a repurchase agreement and/or, for a tri-party repurchase agreement, the third party bank providing payment administration, collateral custody and management services for the transaction, could fail to honor the terms of the agreement.

• Municipal securities risk. Municipal securities may be fully or partially backed or enhanced by the taxing authority of a local government, by the current or anticipated revenues from a specific project or specific assets, or by the credit of, or liquidity enhancement provided by, a private issuer. Special factors, such as legislative changes, and state and local economic and business developments, may adversely affect the yield and/or value of the fund's investments in municipal securities.

Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the performance of the fund's shares from year to year. The table shows the average annual total returns of the fund's shares over time. The fund's past performance is not necessarily an indication of how the fund will perform in the future. More recent performance information may be available at www.dreyfus.com.

Year-by-Year Total Returns as of 12/31 each year (%)
Best Quarter Q4, 2006: 1.35% Worst Quarter Q3, 2011: 0.01%

The fund's year-to-date total return as of June 30, 2016 was 0.17%.

Average Annual Total Returns (as of 12/31/15)
1 Year	5 Years	10 Years
0.11%	0.10%	1.33%
For the current yield, call toll free 1-800-346-3621.
Portfolio Management

The fund's investment adviser is The Dreyfus Corporation.

Purchase and Sale of Fund Shares

In general, the fund's minimum initial investment is $1 billion and there is no minimum subsequent investment. Certain types of accounts are eligible for lower minimum investments. You may sell (redeem) your shares on any business day by calling 1-800-346-3621 or by visiting www.dreyfus.com.

Tax Information

Dividends and other distributions paid by the fund are subject to federal income tax, and may be subject to state and local taxes, except when your investment is through a U.S. tax-advantaged investment plan (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

Dreyfus Institutional Preferred Plus Money Market Fund Summary	3

This prospectus does not constitute an offer or solicitation in any state or jurisdiction in which, or to any person to whom, such offering or solicitation may not lawfully be made.

Dreyfus Institutional Preferred Plus Money Market Fund Summary	4